Supplement Dated Feb. 19, 2004*
                     to the Prospectus Dated June 27, 2003
                of IDS Life Series Fund, Inc. S-6191-99 U (6/03)

Effective Feb. 19, 2004, the information in the "Management" section of the Equity Income Portfolio regarding who manages the Fund's portfolio is being replaced with:

Warren Spitz, Senior Portfolio Manager

o    Managed the Fund's portfolio since 2000.

o    Joined AEFC in 2000 as a Senior Portfolio Manager.

o Prior to that, Portfolio Manager, Prudential Global Asset Management, from 1987 to 2000.

o    Began investment career in 1984.

o    MBA, University of Pennsylvania, Wharton School.

Steve Schroll, Associate Portfolio Manager

o    Managed the Fund's portfolio since 2004.

o    Joined AEFC in 1998 as a Senior Security Analyst.

o    Began investment career in 1981.

o    MBA, University of Minnesota.

Laton Spahr, Associate Portfolio Manager

o    Managed the Fund's portfolio since 2004.

o    Joined AEFC in 2001 as a Security Analyst.

o Prior to that, worked in research at Holland Capital Management and Freiss Associates.

o    Began investment career in 1999.

o    MS, University of Wisconsin, Applied Securities Analysis Program.



S-6191-34 A (2/04)
* Valid until June 30, 2004